Exhibit 99.1
Flagstar Bancorp Troy, Michigan Presenters: Thomas J. Hammond Chairman of the Board Mark T. Hammond Chief Executive Officer April 22, 2009 Q1 2009 Results

The information contained in this presentation is not intended as a solicitation to buy Flagstar Bancorp, Inc. stock and is provided for general information.
This presentation may include forward-looking statements and include comments with respect to our objectives and strategies, and the results of our operations and our business. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "expects," "assumes", "anticipates," "intends," "plans," "believes,"
"seeks," "estimates," or words of similar meaning, or future or conditional verbs such as "assuming", "will," "would," "should," "could"
or "may."
Forward-looking statements provide our expectations or predictions of future conditions, events or results. They are not guarantees of future performance. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. These statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. There a number of factors, many of which are beyond our control that could cause actual conditions, events or results to differ significantly from those described in the forward looking statements. Some of these are:
Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to shareholders.
Our ability to raise additional capital.
Competitive factors for loans could negatively impact gain on loan sale margins.
Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins and our market share.
Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the mortgage loan secondary market, could adversely affect business.
Changes in regulatory capital requirements or an inability to achieve desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value.
- General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other criminal activity and the potential decline of housing prices in certain geographic markets, may significantly affect the company's business activities, loan losses, reserves and earnings.
- Factors concerning the implementation of proposed enhancements could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Legal Disclaimer

Additional Capital Raises Gross Capital Raised: MatlinPatterson (initial) $250,000,000 US Treasury 266,600,000 Management 5,320,000 MatlinPatterson (additional) 50,000,000 Total: $571,920,000

Income Statement ** Totals may not foot due to rounding (Dollars in millions, except for per share data) Q1 2009 Q4 2008 Q1 2008 Net interest income 56.7 $ 46.5 $ 54.8 $ Provision for loan losses 158.2 176.3 34.3 Net interest income (loss) after provision (101.5) (129.8) 20.5 Non-interest income 190.9 (76.2) 52.7 Non-interest expense (182.7) (130.0) 89.2 Loss before federal income tax (93.2) (336.0) (16.0) Benefit for federal income taxes (28.7) (117.5) (5.4) Net Loss (64.5) (218.5) (10.6) Preferred stock dividends (2.9) - - Net loss attributable to common shareholders (67.4) $ (218.5) $ (10.6) $ Diluted loss per share (0.76) $ (2.62) $ (0.18) $

Pre-tax, pre-credit-cost Income ($ in millions) Q1 2009 Q4 2008 Loss before tax provision ($93.2) ($336.0) Add back: Provision for loan losses $158.2 $176.3 Asset resolution $24.9 $16.4 Other than temporary impairment (OTTI) on AFS securities $17.2 $62.4 Secondary marketing reserve provision $14.6 $19.8 Write down of residual interests $12.5 $9.5 Reserve increase for reinsurance $10.4 $9.8 Total credit related costs: $237.8 $294.2 Pre-tax-pre, credit-cost income (loss) $144.6 ($41.8)

Non-Interest Income ** Totals may not foot due to rounding Net Loan administration Income (31.8) $ (46.2) $ (17.0) $ Deposit Fees and Charges 7.2 (7.4) 6.0 Gain (loss) on loan sales and securitizations (1) 195.7 16.7 63.4 Impairment investment securities AFS (17.2) (62.3) - Unrealized gain (loss) on trading securities 11.2 16.3 (9.5) Other 25.8 (8.1) 0.1 Total non-interest income (loss) 190.9 $ (76.2) $ 52.7 $ Loans sold $ 7,699 $ 5,711 $ 7,160 Sales spread 2.54% 0.29% 0.89% Memo: Other includes net loan fees and charges, gain or loss on sale of mortgage servicing rights, income from subsidiaries, impairment to residuals, and mark to market on swaps (1) - On January 1, 2009, the Company adopted fair value accounting for its residential first mortgage loans held for sale and originated on or after that date

Loan Production – Historical Trend ($ In millions) ** Totals may not foot due to rounding $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2006 2007 2008 2009

Loan Production ** Totals may not foot due to rounding (Dollars in millions) Q1 2009 Q4 2008 Change Q1 2008 Change Residential mortgage loans $ 9,500 $ 5,390 $ 4,110 $ 7,860 $ 1,640 Consumer loans 3 4 (1) 49 (46) Commercial (Real Estate and Other) 17 11 6 101 (84) Total $ 9,520 $ 5,405 $ 4,115 $ 8,010 $ 1,510

Historical Residential Loan Underwriting Volume ** Totals may not foot due to rounding 2004 2005 2006 2007 2008 2009 January 3,891 2,469 2,005 2,498 4,956 6,904 February 4,515 3,450 2,031 2,774 5,436 4,217 March 6,430 3,289 2,661 4,023 5,169 4,623 April 4,301 3,104 2,243 3,615 4,623 May 2,805 3,492 2,469 3,736 4,347 June 2,792 4,153 2,204 3,471 3,850 July 3,133 3,536 1,979 3,325 4,008 August 3,582 3,645 2,585 4,447 3,366 September 3,690 3,356 2,243 3,698 4,108 October 4,055 2,604 2,546 4,026 3,015 November 3,821 2,107 2,529 4,068 2,426 December 3,224 1,896 2,541 4,181 5,176 Total: 46,240 37,101 28,036 43,862 50,479 15,744 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec (values in millions)

Historical Residential Loan Lock Volume ** Totals may not foot due to rounding 2004 2005 2006 2007 2008 2009 January 4,537 2,950 1,999 2,458 4,908 4,345 February 4,294 3,447 1,878 2,666 3,766 3,125 March 2,938 3,042 2,594 3,444 5,004 5,130 April 3,625 3,200 2,017 3,164 3,662 May 2,685 3,380 2,293 3,164 3,590 June 2,862 4,351 2,181 3,306 2,914 July 3,069 3,051 2,044 2,831 3,257 August 3,552 3,578 2,502 3,707 2,550 September 3,829 3,073 2,194 2,905 3,812 October 3,917 2,395 2,374 3,339 1,987 November 3,762 1,973 2,526 3,361 3,324 December 3,023 1,673 2,249 3,332 6,305 Total: 42,092 36,114 26,851 37,678 45,079 12,600 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec (values in millions)

Historical Residential Loan Closing Volume ** Totals may not foot due to rounding 2004 2005 2006 2007 2008 2009 January 1,920 2,120 1,235 1,783 2,347 2,911 February 2,950 2,032 1,338 1,621 2,616 3,286 March 3,981 2,660 1,701 2,079 2,857 3,296 April 4,029 1,999 1,558 2,377 2,850 May 2,653 2,180 1,644 2,461 2,725 June 2,099 2,610 1,643 2,361 2,458 July 1,921 2,681 1,372 2,155 2,358 August 2,325 2,901 1,598 2,312 2,250 September 2,373 2,574 1,556 2,127 2,043 October 2,608 2,293 1,660 2,194 2,263 November 2,866 1,734 1,556 2,025 1,392 December 2,872 1,408 1,792 2,252 1,850 Total: 32,596 27,190 18,652 25,747 28,009 9,493 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Jan Feb Mar Apr May Jun Jul Aug Sept Oct Nov Dec (values in millions)

Top Mortgage Originators

Total Originations ($mm)

Rank	Organization Name	Q4 08	Market Share
1	Wells Fargo & Company	55,724	20.1%
2	Bank of America	49,937	18.0%
3	Chase	29,945	10.8%
4	CitiMortgage, Inc.	18,100	6.5%
5	U.S. Bank Home Mortgage	8,251	3.0%
6	Residential Capital, LLC (GMAC)	8,165	2.9%
7	SunTrust Mortgage, Inc.	7,344	2.7%
8	Taylor, Bean & Whitaker	6,374	2.3%
9	**Flagstar Bank, FSB**	**5,374**	**1.9%**
10	PHH Mortgage	5,363	1.9%
	Total - Top 10	**194,577**	**70.2%**

Wholesale Originations ($mm)

Rank	Organization Name	Q4 08	Market Share
1	Wells Fargo & Company	6,639	10.9%
2	Taylor, Bean & Whitaker	4,772	7.8%
3	AmTrust Bank	4,195	6.9%
4	Chase	3,816	6.3%
5	Provident Funding Associates	3,497	5.7%
6	U.S. Bank Home Mortgage	3,170	5.2%
7	Bank of America	3,058	5.0%
8	MetLife Home Loans	2,729	4.5%
9	CitiMortgage, Inc.	2,468	4.0%
10	**Flagstar Bank, FSB**	**2,232**	**3.7%**
	Total - Top 10	**36,576**	**60.0%**

Correspondent Originations ($mm)

Rank	Organization Name	Q4 08	Market Share
1	Wells Fargo & Company	22,226	18.1%
2	Bank of America	19,018	15.5%
3	Chase	16,650	13.6%
4	CitiMortgage, Inc.	10,888	8.9%
5	Residential Capital, LLC (GMAC) (1)	8,165	6.7%
6	U.S. Bank Home Mortgage	3,421	2.8%
7	**Flagstar Bank, FSB**	**2,617**	**2.1%**
8	Franklin American Mortgage	2,611	2.1%
9	SunTrust Mortgage, Inc.	1,977	1.6%
10	Branch Banking & Trust Co.	1,672	1.4%
	Total - Top 10	**89,245**	**72.9%**

Retail Originations ($mm)

Rank	Organization Name	Q4 08	Market Share
1	Bank of America	27,861	22.9%
2	Wells Fargo & Company	26,859	22.1%
3	Chase	9,478	7.8%
4	CitiMortgage, Inc.	4,744	3.9%
5	PHH Mortgage (1)	3,593	3.0%
6	SunTrust Mortgage, Inc.	3,250	2.7%
7	PNC Financial	3,166	2.6%
8	Quicken Loans, Inc.	3,023	2.5%
9	MetLife Home Loans	1,781	1.5%
10	Branch Banking & Trust Co.	1,778	1.5%
22	**Flagstar Bank, FSB**	**525**	**0.4%**
	Total - Top 10	**85,533**	**70.4%**

Source: National Mortgage News Q4 2008 Quarterly Data Report
[1] Estimate

Flagstar Bancorp April 22, 2009 12

Deposits ** Totals may not foot due to rounding (Dollars in millions) Balance Weighted Average Rate Balance Weighted Average Rate Balance Weighted Average Rate Demand deposits 427 $ 0.30% 417 $ 0.47% 415 $ 0.76% Savings deposits 446 1.79% 408 2.24% 330 2.32% Money market deposits 662 2.10% 562 2.61% 541 2.57% Certificates of deposit 4,647 3.66% 3,968 3.93% 3,926 4.77% Total retail deposits / CDARS 6,183 $ 3.13% 5,354 $ 3.40% 5,212 $ 4.06% Custodial Deposits 749 - 535 - 698 - Municipal deposits / CDARS 616 1.80% 598 2.84% 1,492 3.75% Wholesale deposits 2,237 3.23% 1,354 4.41% 1,026 4.76% Total deposits $ 9,786 2.83% $ 7,841 3.30% $ 8,428 3.75% Number of banking branches As of Mar 31, 2009 As of Dec 31, 2008 As of Mar 31, 2008 175 167 177

Selected Balance Sheet Items ** Totals may not foot due to rounding (Dollars in millions, except for per share data) Mar 31, 2009 Dec 31, 2008 Mar 31, 2008 Total assets 16,809.8 $ 14,203.7 $ 15,923.3 $ First mortgage loans 5,755 5,959 6,104 Second mortgage loans 266 287 61 Commercial real estate loans 1,759 1,779 1,642 Warehouse 569 434 348 Consumer loans 527 543 319 Other investment loans 70 80 100 Investment loan portfolio 8,946 $ 9,082 $ 8,574 $ Loans held for sale 3,660.3 $ 1,484.7 $ 3,137.4 $ Investment securities avail. for sale 776 1,118 2,364 Mortgage servicing rights 523 521 498 Stockholders' equity 931 472 704 Mortgage loans serviced for others 58,856 $ 55,870 $ 38,378 $ As of

Residential First Mortgage – By State

Residential First Mortgages *

As of Mar 31, 2009

($ in thousands)

State	AFS				HFI						
	ARM	Fixed	Total	% of Total	ARM	Fixed	Balloon	First HELOC	Power Option ARM	Total	% of Total
CA	$ 2,578	$ 952,052	$ 954,630	27.0%	$ 1,112,001	$ 515,831	$ 1,588	$ 532	$ 26,160	$ 1,656,113	29.0%
FL	-	141,970	141,970	4.0%	604,894	164,351	2,308	2,269	41,865	815,687	14.3%
MI	1,996	212,624	214,619	6.1%	447,526	62,941	9,020	1,037	4,595	525,120	9.2%
WA	1,352	249,036	250,388	7.1%	211,286	79,109	696	100	6,436	297,627	5.2%
TX	-	213,977	213,977	6.1%	96,558	73,542	418	-	3,895	174,412	3.1%
AZ	70	113,742	113,812	3.2%	170,238	68,527	1,684	-	2,697	243,145	4.3%
CO	-	105,328	105,328	3.0%	150,508	36,957	3,381	328	2,774	193,947	3.4%
MD	357	84,626	84,983	2.4%	96,314	37,879	369	-	486	135,048	2.4%
NY	-	93,087	93,087	2.6%	62,487	54,633	318	-	1,100	118,538	2.1%
VA	140	71,344	71,484	2.0%	92,265	26,943	112	-	3,085	122,405	2.1%
IL	153	83,450	83,603	2.4%	78,636	22,145	280	-	1,097	102,158	1.8%
GA	-	75,377	75,377	2.1%	61,613	26,826	19,072	-	531	108,042	1.9%
NJ	303	65,562	65,865	1.9%	68,461	39,582	454	514	3,292	112,303	2.0%
NV	-	30,185	30,185	0.9%	110,263	25,613	2,396	-	1,790	140,062	2.5%
OH	-	69,673	69,673	2.0%	79,310	16,143	709	123	77	96,363	1.7%
OTHER	2,023	959,075	961,099	27.2%	585,239	245,150	30,010	1,804	12,636	874,839	15.3%
Total :	**$ 8,972**	**$ 3,521,108**	**$ 3,530,080**	**100%**	**$ 4,027,598**	**$ 1,496,171**	**$ 72,816**	**$ 6,708**	**$ 112,516**	**$ 5,715,810**	**100%**

*** Excludes net prem/disc, FAS 91, negative escrow and participation loans**

Flagstar Bancorp

**** Totals may not foot due to rounding**

April 22, 2009 15

Residential First Mortgage – By LTV Residential First Mortgages * As of Mar 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** LTV equals current principal balance divided by appraised value at origination ** Totals may not foot due to rounding ARM Fixed Total % of Total ARM Fixed Balloon First HELOC Power Option ARM Total % of Total < 70% 4,820 $ 941,893 $ 946,713 $ 26.8% 1,382,224 $ 576,393 $ 10,150 $ 2,928 $ 2,178 $ 1,973,873 $ 34.5% 70% - 79.99% 1,690 633,056 634,745 18.0% 1,747,642 670,608 8,652 2,464 3,615 2,432,982 42.6% 80% - 90% 364 512,886 513,250 14.5% 699,770 156,021 40,333 1,316 106,722 1,004,161 17.6% > 90% 2,098 1,433,274 1,435,372 40.7% 197,963 93,150 13,681 - - 304,793 5.3% Total : 8,972 $ 3,521,108 $ 3,530,080 $ 100% 4,027,598 $ 1,496,171 $ 72,816 $ 6,708 $ 112,516 $ 5,715,810 $ 100% LTV ** AFS HFI

Residential First Mortgage – By Original FICO Residential First Mortgages * As of Mar 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** Totals may not foot due to rounding ARM Fixed Total % of Total ARM Fixed Balloon First HELOC Power Option ARM Total % of Total No score - $ 502,328 $ 502,328 $ 14.2% 26,835 $ 10,218 $ - $ - $ - $ 37,053 $ 0.6% < 580 - 9,160 9,160 0.3% 41,361 27,465 - - - 68,826 1.2% 580 - 619 437 161,981 162,418 4.6% 49,768 32,984 96 - - 82,849 1.4% 620 - 659 4,696 323,288 327,984 9.3% 231,250 92,598 1,917 97 148 326,010 5.7% 660 - 699 934 407,659 408,594 11.6% 1,092,700 377,991 12,034 625 2,040 1,485,390 26.0% > 700 2,905 2,116,691 2,119,596 60.0% 2,585,684 954,915 58,768 5,986 110,328 3,715,681 65.0% Total : 8,972 $ 3,521,108 $ 3,530,080 $ 100% 4,027,598 $ 1,496,171 $ 72,816 $ 6,708 $ 112,516 $ 5,715,810 $ 100% FICO AFS HFI

Residential First Mortgage – By Vintage Residential First Mortgages * As of Mar 31, 2009 ($ in thousands) * Excludes net prem/disc, FAS 91, negative escrow and participation loans ** Totals may not foot due to rounding ARM Fixed Total % of Total ARM Fixed Balloon First HELOC Power Option ARM Total % of Total 2001 and older - $ - $ - $ 0.0% 75,037 $ 36,777 $ 844 $ - $ - $ 112,657 $ 2.0% 2002 - - - 0.0% 36,042 16,152 1,087 - 516 53,797 0.9% 2003 - - - 0.0% 451,490 55,780 9,445 - 3,330 520,045 9.1% 2004 - - - 0.0% 1,059,020 49,869 1,687 4,095 1,706 1,116,379 19.5% 2005 - - - 0.0% 1,100,406 36,760 2,351 1,856 19,542 1,160,915 20.3% 2006 - - - 0.0% 321,205 274,451 26,450 382 56,248 678,736 11.9% 2007 - - - 0.0% 921,155 981,857 29,407 375 31,174 1,963,968 34.4% 2008 5,859 105,744 111,603 3.2% 56,435 44,404 1,544 - - 102,384 1.8% 2009 3,113 3,415,364 3,418,477 96.8% 6,807 122 - - - 6,930 0.1% Total : 8,972 $ 3,521,108 $ 3,530,080 $ 100% 4,027,598 $ 1,496,171 $ 72,816 $ 6,708 $ 112,516 $ 5,715,810 $ 100% Vintage AFS HFI

Non Agency Investment Securities Available for Sale Portfolio As of Mar 31, 2009 ($ in 000's) ** Totals may not foot due to rounding Balances Security CUSIP Current Principal OTTI Impairment Mark-to- Market Net Book Value M SP F M SP F CWALT TR 2006-J8 23245LAD2 $37,794 ($7,279) ($10,746) $19,769 NR AAA AAA NR B CC CWALT 2007-1T1 23246KAA9 41,421 (7,067) (11,813) 22,541 Aaa AAA AAA Caa2 B CC CWHL 2007-J1 12669MAA6 82,733 (5,153) (20,187) 57,394 NR AAA AAA NR BB C CWALT 2006-45T1 02149JAU0 37,253 (3,692) (14,002) 19,559 Aaa NR AAA Caa1 B BB JPMMT 2006 S4 46629SAG7 75,895 (1,405) (23,381) 51,109 Aaa AAA AAA Baa2 A BB GSR 2006 9F 3622X7AD8 39,779 (1,274) (10,978) 27,528 Aaa AAA AAA A NR BBB GSR 2006 7F 36298NAD6 41,694 (1,254) (18,706) 21,734 NR AAA AAA B NR BB CWHL 2007-3 12543RAA7 43,239 (1,124) (14,152) 27,962 Aaa NR AAA NR BBB BBB CWHL 2006-1 126694XC7 34,920 (386) (11,919) 22,615 NR AAA AAA NR AAA BBB CWHL 2006-18 12543WAA6 38,551 (341) (9,607) 28,602 NR AAA AAA NR AAA BBB CWHL 2005-23 126694GU6 41,963 - (7,005) 34,958 NR AAA AAA NR AAA AAA Subtotal $515,241 ($28,974) ($152,496) $333,771 GMS Trust 2006-1 33848FAA1 $220,285 $ - ($13,087) $207,197 Aaa AAA NR B3 AAA NR Subtotal $220,285 $ - ($13,087) $207,197 Total $735,526 ($28,974) ($165,583) $540,969 Ratings Initial Current

Asset Quality ** Totals may not foot due to rounding Mar 31, 2009 Dec 31, 2008 Mar 31, 2008 Delinquency rate (90+ days) 1 8.87% 6.93% 2.96% Non-performing assets 2 to total assets 5.46% 5.33% 2.51% Net charge-off ratio 3 3.00% 1.08% 0.80% Net charge-offs (in millions) $ 68.2 $ 24.3 $ 16.9 Non-performing loans (in millions) $ 793.7 $ 629.5 $ 253.4 Allowance to non-performing loans 58.7% 59.7% 47.9% Allowance to loans held for investment 5.21% 4.14% 1.42% Allowance for loan losses (in millions) $ 466.0 $ 376.0 $ 121.4 1 Calculated using the OTS Method 2 Includes non-performing loans, real estate owned and repurchased assets 3 Ratio of charge-offs to average investment loans As of / For the Quarter Ending

Asset Quality by Loan Type - HFI 90 day + matured, calculated using OTS method. General reserves do not include unallocated reserve and reserve allocated to deposits ** Totals may not foot due to rounding (unaudited) ($ in 000's) Balance Non Performing Loans 1 % of Balance % of Overall Delinquencies Annualized Q4 '08 Charge Off Ratio Total General Reserves 2 Total Specific Reserves Total Reserves Mortgage $5,754,604 $561,520 9.76% 70.75% 2.27% $199,250 $25,086 $224,336 Second Mortgage 266,198 8,307 3.12% 1.05% 22.97% 27,998 - 27,998 HELOC 400,886 12,773 3.19% 1.61% 4.40% 18,991 740 19,731 Commercial Real Estate 1,758,612 198,295 11.28% 24.98% 5.11% 64,099 109,740 173,839 Commercial 25,253 1,828 7.24% 0.23% - 615 1,336 1,950 Construction 45,187 9,403 20.81% 1.18% 6.18% 3,266 1,362 4,627 Warehouse 569,120 - - - - 4,463 - 4,463 Other Consumer 126,335 1,586 1.26% 0.20% 2.09% 1,530 165 1,696 Total : $8,946,195 $793,713 8.87% 100.00% 3.00% $320,212 $138,429 $458,640 As of Mar 31, 2009

Real Estate Owned Portfolio ** Totals may not foot due to rounding As of Mar 31, 2009 ($ in 000's) Commercial % Construction % Manufactured Homes % Single Family Homes % Total % Current month $ - 0.0% $ - 0.0% $ 51 2.4% $8,399 9.3% $8,450 7.9% 30 days - - 157 7.4% - - 11,948 13.3% 12,106 11.4% 60 days - - 205 9.7% 534 24.8% 17,064 18.9% 17,804 16.7% 90 days 2,193 18.1% 74 3.5% 51 2.4% 4,766 5.3% 7,084 6.6% 91 - 180 days 84 0.7% 885 41.9% 67 3.1% 18,021 20.0% 19,057 17.9% 181 - 365 days 7,659 63.1% 707 33.5% 637 29.6% 20,907 23.2% 29,910 28.1% 1 - 2 years 1,660 13.7% - - 708 32.8% 8,235 9.1% 10,603 10.0% 2 - 3 years 381 3.1% 67 3.2% 49 2.3% 484 0.5% 980 0.9% 3 - 4 years 160 1.3% 17 0.8% - - 191 0.2% 368 0.3% 4 - 5 years - - - - - - 67 0.1% 67 0.1% Over 5 years - - - - 59 2.7% - - 59 0.1% In Process - - - - - - - - 60 0.1% Total: $12,136 100.0% $2,112 100.0% $2,156 100.0% $90,082 100.0% $106,546 100.0%

Historical Delinquency Trends - HFI * Calculated using OTS method 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 30 day delinquency rate - LHI * 60 day delinquency rate - LHI * 90+ day delinquency - LHI * 03/31/08 06/30/08 09/30/08 12/31/08 03/31/09 30 day delinquency rate - LHI * 0.95% 1.05% 1.17% 1.74% 2.15% 60 day delinquency rate - LHI * 0.57% 0.77% 1.21% 1.48% 1.59% 90+ day delinquency rate - LHI * 2.96% 3.66% 4.53% 6.93% 8.87%

Historical Capital Ratios 10.47% 10.30% 10.91% 11.65% 11.76% 11.34% 11.10% 10.76% 10.29% 9.10% 13.55% 13.03% 13.58% 5.64% 5.71% 6.08% 6.70% 6.64% 6.55% 6.29% 5.76% 5.75% 4.95% 7.19% 6.97% 7.22% 4.42% 4.48% 5.38% 5.49% 5.45% 5.19% 5.34% 4.34% 4.05% 3.37% 5.83% 5.66% 5.77% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Risk-Based Tier 1 (Core) Equity to Assets

2009 Outlook As of Jan 30, 2009 As of Apr 22, 2009 Target asset size $17.0 - $18.5 billion $14.1 - $15.5 billion Residential mortgage loan originations $36 – $44 billion $38 – $46 billion Loan sales $36 – $44 billion $37 – $45 billion Gain on loan sale margin 64 – 74 bps 132 – 142 bps Net interest margin (bank) 240 – 270 bps 186 – 196 bps Provision Expense NA $382 – $422 million 2009 Outlook

Appendix

Commercial Real Estate (CRE) Loan Portfolio As of Mar 31, 2009 ($ in 000's) ** Totals may not foot due to rounding Property Type Balance Percentage of Loans 30 Days 60 Days 90 Days Total ($) OTS Delinquent 90 Days (%) Delinquent Specific Reserve General Reserve Office $414,609 23.58% $26,395 4,791 $26,157 $57,343 6.31% $11,303 $15,075 Retail 302,092 17.18% 5,506 6,313 25,436 37,255 8.42% 9,064 10,984 Shopping Center 324,351 18.44% 12,849 5,301 32,362 50,511 9.98% 4,531 11,793 Residential Development 193,813 11.02% 6,810 8,930 82,307 98,046 42.47% 70,574 7,047 Other 163,239 9.28% 5,100 5,076 - 10,176 - 6,090 5,935 Non-residential Development 29,943 1.70% 1,874 512 10,287 12,673 34.36% 484 1,089 Industrial 135,345 7.70% 2,473 2,651 16,083 21,206 - 2,693 4,921 Multi-Family 124,872 7.10% - 75 2,345 2,420 1.88% 1,730 4,540 Warehouse 59,577 3.39% 1,026 1,183 - 2,209 - 1,176 2,166 Single Family 10,747 0.61% - 286 270 557 2.52% 571 391 Land 4,377 0.25% - - 3,048 3,048 69.65% 1,526 159 CIP, Premium, FAS 91 (4,354) -0.25% NA NA NA N/A N/A NA NA Totals $1,758,612 100.00% $62,032 $35,117 $198,295 $295,445 11.28% $109,740 $64,099 Auto Related Loans Amount % of portfolio Direct (borrower in auto industry) $8,870 1% Indirect (borrower's tenant(s) in auto industry) 41,123 2% $49,993 3%

Delinquent Loans by Loan Type - HFI Calculated using OTS method ** Totals may not foot due to rounding (unaudited) ($ in 000's) Balance Delinquent Loans (1) % of Balance Delinquent Loans (1) % of Balance Delinquent Loans (1) % of Balance Mortgage $5,754,604 114,862 2.00% 95,728 1.66% $561,520 9.76% Second Mortgage 266,198 6,348 2.38% 4,286 1.61% 8,307 3.12% HELOC 400,886 4,718 1.18% 3,408 0.85% 12,773 3.19% Commercial Real Estate 1,758,612 62,032 3.53% 35,117 2.00% 198,295 11.28% Commercial 25,253 1,314 0.00% 514 2.04% 1,828 7.24% Construction 45,187 1,238 2.74% 2,745 6.07% 9,403 20.81% Warehouse 569,120 - - - - - - Other Consumer 126,335 1,629 1.29% 723 0.57% 1,586 1.26% Total : $8,946,195 $192,141 2.15% $142,521 1.59% $793,713 8.87% As of Mar 31, 2009 30 Day 60 Day 90 Day + Matured

HFI Residential 1st Mortgage Portfolio – by FICO and by LTV HFI Residential First Mortgage Portfolio As of Mar 31, 2009 ($ in thousands) * 90 day + matured, calculated using OTS method ** Totals may not foot due to rounding FICO Del. Loans* Portfolio Balance % of Balance Del. Loans* Portfolio Balance % of Balance Del. Loans* Portfolio Balance % of Balance Del. Loans* Portfolio Balance % of Balance No Score $468 $15,773 3.0% $1,187 $19,796 6.0% $2,465 $65,147 3.8% $1,873 $438,665 0.4% < 580 1,212 12,367 9.8% 1,482 10,584 14.0% 2,992 17,621 17.0% 7,988 37,415 21.4% 580 - 619 970 24,982 3.9% 2,052 19,800 10.4% 4,539 39,371 11.5% 10,358 161,114 6.4% 620 - 659 7,617 171,176 4.4% 9,986 111,327 9.0% 4,747 81,656 5.8% 12,308 289,836 4.2% 660 - 699 33,612 570,415 5.9% 84,289 720,812 11.7% 40,570 302,120 13.4% 10,804 300,638 3.6% > 699 52,333 2,125,873 2.5% 132,320 2,185,409 6.1% 115,870 1,011,496 11.5% 19,477 512,499 3.8% 80% - 90% > 90% LTV < 70% 70% - 79.99%

Non Performing Loans – by State - HFI Non Performing Loans* As of Mar 31, 2009 ($ in thousands) * 90 day + matured, calculated using OTS method ** Totals may not foot due to rounding State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Total Percent of Total FL $177,718 31.6% $2,197 $491 $6,428 $66 $62 $317 $187,279 23.6% MI 31,951 5.7% 1,500 2,271 120,274 802 811 1,108 158,718 20.0% CA 120,518 21.5% 4,170 1,360 8,469 - - - 134,517 16.9% GA 15,301 2.7% 16 - 18,888 - 604 43 34,852 4.4% CO 17,486 3.1% 261 86 10,948 - - - 28,781 3.6% AZ 27,617 4.9% 878 181 - - - - 28,676 3.6% NV 25,980 4.6% 689 24 - - - - 26,693 3.4% IL 9,708 1.7% 374 - 9,606 - - - 19,688 2.5% OH 14,221 2.5% 123 154 4,552 314 - 1 19,365 2.4% WA 16,022 2.9% 604 79 - - 296 - 17,000 2.1% ID 2,437 0.4% - - 13,477 - - - 15,913 2.0% NY 8,030 1.4% 315 978 5,653 - - - 14,975 1.9% NJ 11,657 2.1% 81 299 - - 764 - 12,801 1.6% UT 8,052 1.4% 285 - - - 3,554 - 11,891 1.5% MD 7,387 1.3% 53 128 - - - - 7,568 1.0% Other 67,435 12.0% 3,035 451 - 647 3,312 117 74,996 9.4% Total $561,520 100% $14,580 $6,501 $198,295 $1,829 $9,403 $1,586 $793,713 100%

Non Performing Loans – by Vintage - HFI Non Performing Loans* As of Mar 31, 2009 ($ in thousands) * 90 day + matured, calculated using OTS method ** Totals may not foot due to rounding Vintage Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Total Percent of Total Older $9,612 1.7% $27 $300 $417 - $ $70 $21 $10,446 1.3% 2001 2,764 0.5% 137 36 582 - - 24 3,543 0.4% 2002 2,936 0.5% 65 299 762 - - 34 4,096 0.5% 2003 17,741 3.2% 36 1,244 12,567 394 - 4 31,985 4.0% 2004 60,990 10.9% 157 1,329 14,518 - - 78 77,072 9.7% 2005 135,089 24.1% 562 2,693 23,796 - - 551 162,691 20.5% 2006 106,438 19.0% 1,657 601 97,039 - 4,062 234 210,032 26.5% 2007 212,716 37.9% 11,377 - 47,353 1,435 5,270 303 278,454 35.1% 2008 13,234 2.4% 561 - 1,262 - - 337 15,394 1.9% Total $561,520 100% $14,580 $6,501 $198,295 $1,829 $9,403 $1,586 $793,713 100%

Commercial Real Estate (CRE) Loan Portfolio – by Vintage Commercial Real Estate Portfolio* As of Mar 31, 2009 ($ in 000's) ** Totals may not foot due to rounding * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91 Vintage Office Retail Shopping Center Residential Development Other Non- Residential Development Industrial / Warehouse Multi-family Total 1997 $151 - $ - $ - $ $2,451 - $ - $ $9 $2,612 1998 - 337 3,006 - 725 - 1,471 - $5,539 1999 3,224 334 2,737 - 9,860 745 5,897 1,333 $24,129 2000 778 3,428 1,050 - 3,062 - 4,310 220 $12,847 2001 9,691 2,077 3,170 4,329 5,979 - 3,201 436 $28,883 2002 9,860 3,020 4,675 - 7,319 - 23,182 2,564 $50,620 2003 28,937 11,606 14,765 - 16,751 - 17,283 7,263 $96,604 2004 90,033 39,468 10,569 2,528 16,446 - 16,326 6,578 $181,949 2005 49,186 36,693 27,095 36,388 32,576 3,144 22,624 21,126 $228,832 2006 69,485 71,168 120,895 44,534 47,510 33,371 39,209 14,232 $440,405 2007 101,058 58,449 97,220 73,218 27,402 28,711 44,739 50,114 $480,912 2008 35,982 73,682 45,662 2,215 7,747 - 16,510 6,532 $188,330 2009 9,729 1,831 - - 536 3,740 170 - $16,006 Total $408,115 $302,092 $330,845 $163,212 $178,363 $69,711 $194,922 $110,406 $1,757,667

Commercial Real Estate (CRE) Loan Portfolio – by State Commercial Real Estate Portfolio* As of Mar 31, 2009 ($ in 000's) * Excludes Commercial Letters of Credit, CIP, Premium and FAS 91 State Office Retail Shopping Center Residential Develpoment Other Non- Residential Development Industrial / Warehouse Multi-family Total MI $234,926 $188,166 $117,511 $74,244 $125,120 $8,481 $117,085 $80,369 $945,901 GA 47,544 30,552 128,809 45,567 7,171 8,639 7,222 3,400 $278,905 CA 51,795 42,809 13,713 2,039 4,363 8,469 39,994 2,710 $165,893 IN 6,550 23,191 11,200 543 15,378 4,793 12,626 528 $74,809 AZ 36,767 455 11,160 - - - 550 - $48,932 IL - - 6,546 21,527 1,573 - - 12,089 $41,735 FL - 1,824 4,832 1,316 723 16,013 10,933 - $35,641 VA - 1,134 24,828 - - - - - $25,962 NY 975 - - 5,653 15,907 - - 1,929 $24,465 KY 18,240 - - - - - - - $18,240 ID 2,397 - 2,636 - - 8,443 - - $13,477 OH 1,370 - 1,556 4,552 1,289 3,740 - - $12,508 CO - - - - - 10,948 157 - $11,104 TN - 5,882 2,346 - - - 1,367 - $9,594 PA - 715 - - 3,420 - 1,841 2,603 $8,579 OTHER 7,551 7,365 5,706 7,771 3,418 185 3,148 6,778 $41,922 Total $408,115 $302,092 $330,845 $163,212 $178,363 $69,711 $194,922 $110,406 $1,757,667